UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2010

Switch & Data Facilities Company, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33302	59-3641081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1715 North Westshore Boulevard, Suite 650

Tampa, FL 33607

(813) 207-7700

(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 30, 2010, pursuant to the terms of the Agreement and Plan of Merger dated as of October 21, 2009 and as amended on March 20, 2010 (the “Merger Agreement”), among Equinix, Inc., a Delaware corporation (“Equinix”), Switch & Data Facilities Company, Inc., a Delaware corporation (“Switch and Data”), and Sundance Acquisition Corporation, a wholly-owned subsidiary of Equinix (“Merger Sub”), Switch and Data merged with and into Merger Sub, with Switch and Data continuing as the surviving corporation and a wholly-owned subsidiary of Equinix (the “Merger”).

Item 1.02.	Termination of a Material Definitive Agreement.

On May 3, 2010, Switch & Data Holdings, Inc. (the “Borrower”), a wholly-owned subsidiary of Switch and Data, repaid in full and terminated its Fourth Amended and Restated Credit Agreement dated March 27, 2008 and as amended on September 4, 2009 (the “Credit Facility”) with Royal Bank of Canada, as administrative agent and collateral agent, General Electric Capital Corporation, as syndication agent, and the various lenders that are parties thereto. Borrowings under the Credit Facility were secured by substantially all of the assets of Switch and Data and its restricted subsidiaries.

The repayment and termination of the Credit Facility was effected in connection with the completion of the Merger. The outstanding balance under the Credit Facility was repaid in full. There are no penalties or termination fees payable by Borrower in connection with the early termination of the Credit Facility.

The material terms of the Credit Facility are described in Switch and Data’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 under “Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources.” Such description is hereby incorporated into this report by reference.

Some of the lenders under the Credit Facility, or their affiliates, have had various other relationships with Switch and Data and its subsidiaries involving the provision of financial services, including deposit and securities accounts and interest rate swap agreements. In addition, the administrative agent and many other lenders under the Credit Facility were lenders under the Credit Facility prior to its amendment on September 4, 2009.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 3, 2010, in connection with the consummation of the Merger, Switch and Data formally notified NASDAQ of its intent to remove its common stock from listing on The NASDAQ Global Select Market and requested NASDAQ to file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist and deregister its common stock. On May 3, 2010, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister Switch and Data’s common stock. Switch and Data will file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of Switch and Data’s common stock and the suspension of Switch and Data’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The stockholders of Switch and Data approved the adoption of the Merger Agreement at Switch and Data’s Special Meeting of Stockholders held on January 29, 2010, and the Merger was consummated at the effective time of the Merger (the “Effective Time”) on April 30, 2010.

Under the terms of the Merger Agreement, (i) each share of Switch and Data common stock outstanding immediately prior to the Effective Time was canceled and converted into the right to receive 0.19409 shares of Equinix’s common stock, $19.06 in cash or a combination of shares of Equinix common stock and cash, subject to proration provisions which provide that the overall consideration to be paid by Equinix in the Merger will consist 80% of Equinix common stock and 20% of cash, and (ii) each option to acquire Switch and Data common stock and each Switch and Data restricted stock unit outstanding as of immediately prior to the Effective Time was canceled and converted into an economically equivalent option to acquire shares of Equinix common stock and Equinix restricted stock unit, respectively.

At the Effective Time, holders of Switch and Data’s common stock immediately prior to the Effective Time ceased to have any rights as stockholders of Switch and Data, other than their right to receive the merger consideration.

The foregoing description of the Merger in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed with the SEC as an exhibit to Switch and Data’s Current Report on Form 8-K filed on October 22, 2009, and the first amendment to the Merger Agreement, which was filed with the SEC as an exhibit to Switch and Data’s Current Report on Form 8-K filed on March 23, 2010, both of which are incorporated herein by reference.

In connection with the Merger, the certificate of incorporation and bylaws of Switch and Data were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the Effective Time. The amended and restated certificate of incorporation and amended and restated bylaws of Switch and Data are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of Switch and Data occurred, and Switch and Data merged with and into Merger Sub, with Switch and Data continuing as the surviving corporation and a wholly-owned subsidiary of Equinix. The disclosure under Item 3.03 is incorporated herein by reference.

Item 8.01.	Other Events.

As a result of the Merger, the Switch and Data Annual Meeting of Stockholders, previously scheduled for May 19, 2010 in Tampa, Florida, has been cancelled.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger dated October 21, 2009, by and among Equinix, Inc., Switch & Data Facilities Company, Inc. and Sundance Acquisition Corporation. (incorporated by reference to Exhibit 2.1 of Switch and Data’s Current Report on Form 8-K filed on October 22, 2009).

2.2	First Amendment to the Agreement and Plan of Merger dated March 20, 2010, by and among Equinix, Inc., Switch & Data Facilities Company, Inc. and Sundance Acquisition Corporation (incorporated by reference to Exhibit 2.1 of Switch and Data’s Current Report on Form 8-K filed on March 23, 2010).

3.1	Restated Certificate of Incorporation.*

3.2	Restated Bylaws.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Switch & Data Facilities Company, Inc.

May 6, 2010	By:	/s/ Keith D. Taylor
Keith D. Taylor Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated October 21, 2009, by and among Equinix, Inc., Switch & Data Facilities Company, Inc. and Sundance Acquisition Corporation. (incorporated by reference to Exhibit 2.1 of Switch and Data’s Current Report on Form 8-K filed on October 22, 2009).

2.2	First Amendment to the Agreement and Plan of Merger dated March 20, 2010, by and among Equinix, Inc., Switch & Data Facilities Company, Inc. and Sundance Acquisition Corporation (incorporated by reference to Exhibit 2.1 of Switch and Data’s Current Report on Form 8-K filed on March 23, 2010).

3.1	Restated Certificate of Incorporation.

3.2	Restated Bylaws.